UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2020

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Shareholders of Equitrans Midstream Corporation (the Company) held on June 15, 2020 (the Special Meeting), the Company’s shareholders considered two proposals, each of which is described in more detail in the Company’s joint proxy statement/prospectus filed with the Securities and Exchange Commission (the SEC) on May 1, 2020 (the Proxy Statement). The final vote results for each proposal were as follows:

Proposal 1: The Stock Issuance Proposal

The Company’s shareholders approved (i) the issuance of shares of common stock, no par value, of the Company (the Company common stock), in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of February 26, 2020 (as may be amended from time to time, the Merger Agreement), by and among the Company, EQM LP Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (EQM LP), LS Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of EQM LP (Merger Sub), EQM Midstream Partners, LP, a Delaware limited partnership (EQM), and EQGP Services, LLC, a Delaware limited liability company, a wholly owned subsidiary of the Company and the general partner of EQM, pursuant to which Merger Sub will merge with and into EQM with EQM surviving as a wholly owned subsidiary of the Company (the EQM Merger), and (ii) the issuance of shares of preferred stock, no par value, of the Company, which will be convertible into shares of Company common stock, in connection with the EQM Merger and the other transactions contemplated by the Merger Agreement and pursuant to the terms of the Preferred Restructuring Agreement, dated as of February 26, 2020, by and among the Company, EQM and the investors party thereto (collectively, the Stock Issuance Proposal).

The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

Votes For	Votes Against	Abstentions	Broker Non-Votes
201,825,374	530,820	159,250	—

Proposal 2: Adjournment of the Special Meeting

The Company’s shareholders also approved the adjournment of the Special Meeting to solicit additional proxies, if necessary, but no adjournment of the Special Meeting was necessary because the Company’s shareholders approved the Stock Issuance Proposal.

The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

Votes For	Votes Against	Abstentions	Broker Non-Votes
180,267,506	22,012,992	234,946	—

Item 8.01.	Other Events.

On June 15, 2020, the Company and EQM issued a joint news release announcing the results of the Special Meeting, the special meeting of EQM’s limited partners and the expected closing date of the EQM Merger. A copy of the news release is filed as Exhibit 99.1 to this Current Report on Form 8-K (this Current Report) and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Equitrans Midstream Corporation / EQM Midstream Partners, LP News Release, dated June 15, 2020.

104.1	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Statement Regarding Forward-Looking Information

Disclosures in this Current Report on Form 8-K (Current Report) contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of the Company and its affiliates, including the potential timing of closing of the EQM Merger and whether the conditions thereto will be satisfied. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results.

Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in the Company’s publicly filed reports with the SEC, including those set forth under Item 1A, “Risk Factors” of the Company’s Form 10-K for the year ended December 31, 2019 and under Item 8.01 of the Company’s Current Report on Form 8-K filed with the SEC on April 29, 2020, as may have been or may be updated by Part II, Item 1A, “Risk Factors,” of the Company’s subsequent Quarterly Reports on Form 10-Q filed with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed EQM Merger, the Company and EQM filed the Proxy Statement with the SEC. This communication is not a substitute for the Proxy Statement or any other documents that the Company or EQM may file with the SEC or send to shareholders of the Company or limited partners of EQM in connection with the proposed transactions. SHAREHOLDERS OF THE COMPANY AND LIMITED PARTNERS OF EQM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders can obtain copies of these documents, including the Proxy Statement and any other documents that may be filed with the SEC with respect to the proposed transactions, free of charge at the SEC’s website, http://www.sec.gov or as described in the following paragraph.

The documents filed with the SEC by the Company may be obtained free of charge at its website (www.equitransmidstream.com) or by requesting them by mail at Equitrans Midstream Corporation, 2200 Energy Drive, Canonsburg, PA 15317, Attention: Corporate Secretary, or by telephone at (724) 271-7600. The documents filed with the SEC by EQM may be obtained free of charge at its website (www.eqm-midstreampartners.com) or by requesting them by mail at EQM Midstream Partners, LP, 2200 Energy Drive, Canonsburg, PA 15317, Attention: Corporate Secretary, or by telephone at (724) 271-7600.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: June 15, 2020	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial Officer